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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2007

COURTSIDE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32549 (Commission File Number)	20-2521288 (IRS Employer Identification No.)

1700 Broadway, 17th Floor, New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

(212) 641-5000
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COURTSIDE ACQUISITION CORP. (“COURTSIDE”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING COURTSIDE SECURITIES, REGARDING ITS ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF AMERICAN COMMUNITY NEWSPAPERS LLC (“ACN”), AS DESCRIBED IN COURTSIDE’S CURRENT REPORTS ON FORM 8-K DATED JANUARY 24, 2007, MAY 2, 2007 AND MAY 14, 2007.  SUCH CURRENT REPORTS AND THIS CURRENT REPORT, INCLUDING SOME OR ALL OF THE EXHIBITS THERETO OR HERETO, WILL BE MADE AVAILABLE TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF COURTSIDE’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2005, IS ASSISTING COURTSIDE IN THESE EFFORTS, WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES.  COURTSIDE, ACN AND EBC AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF COURTSIDE STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION.

STOCKHOLDERS OF COURTSIDE AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, COURTSIDE’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH COURTSIDE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ COURTSIDE’S FINAL PROSPECTUS, DATED JUNE 30, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COURTSIDE OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION.  STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:  COURTSIDE ACQUISITION CORP., 1700 BROADWAY, 17TH FLOOR, NEW YORK, N.Y. 10019.  THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 7.01

Regulation FD Disclosure.

Item 8.01

Other Events.

Investor Presentation

Courtside is filing the attached revised investor presentation (Exhibit 99.1 to this Form 8-K) as Regulation FD disclosure material.

Item 9.01

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits:

Exhibit

Description

99.1

Revised Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

May 15, 2007

COURTSIDE ACQUISITION CORP.

By: /s/ Richard D. Goldstein

Name:  Richard D. Goldstein

Title: Chairman and Chief Executive Officer